UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

NOBLE CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 Dairy Ashford, Suite 800
Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a)of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation

As previously disclosed, on November 22, 2022, Noble Corporation plc (the “Company”) entered into a Term Facility Agreement among The Drilling Company of 1972 A/S, as the Borrower (the “Borrower”), the Company, as parent guarantor, certain subsidiaries of the Borrower party thereto as guarantors, DNB Capital LLC, JP Morgan Chase Bank N.A., London Branch, Nykredit Bank A/S, Clifford Capital Pte. Ltd., Barclays Bank PLC, Danske Bank A/S, HSBC Bank USA, N.A., Nordea Bank ABP, New York Branch and Morgan Stanley Senior Funding, Inc., as Mandated Lead Arrangers and Bookrunners, DNB Markets, Inc., as Coordinator, DNB Bank ASA New York Branch as Agent and Security Agent and the other lenders party thereto (the “New DNB Credit Facility”). On December 22, 2022 the Utilisation Date (as defined in the New DNB Credit Facility) occurred under the New DNB Credit Facility, and the Borrower borrowed the full $350,000,000 available thereunder.

In connection with the borrowing under the New DNB Credit Facility, the credit facility dated December 6, 2018, entered into among Maersk Drilling Holding A/S, as borrower, and others party thereto, and DNB Bank ASA as arranger, agent and security (the “Prior DNB Credit Facility”) was repaid and terminated in full. The Prior DNB Credit Facility had established a term and revolving credit facility of $1,550,000,000. All collateral and security interests related to the Prior DNB Credit Facility have or will be released and terminated in full.

The foregoing description of the New DNB Credit Facility is qualified in its entirety by reference to the full and complete terms of the New DNB Credit Facility, which was filed as Exhibit 10.1 to the Company Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 29, 2022, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On the Utilisation Date, the Company issued a press release in connection with the borrowing under the New DNB Credit Facility. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing or this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Term Facility Agreement, dated as of November 22, 2022, by the Borrower, the Company, certain subsidiaries of the Borrower party thereto as guarantors, DNB Capital LLC, JP Morgan Chase Bank N.A., London Branch, Nykredit Bank A/S, Clifford Capital Pte. Ltd., Barclays Bank PLC, Danske Bank A/S, HSBC Bank USA, N.A., Nordea Bank ABP, New York Branch and Morgan Stanley Senior Funding, Inc., as Mandated Lead Arrangers and Bookrunners, DNB Markets, Inc., as Coordinator, DNB Bank MSA New York Branch as Agent and Security Agent and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 29, 2022).

99.1	Press Release, dated December 22, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

By:	/s/ William E. Turcotte
Name:	William E. Turcotte
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: December 22, 2022

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